                                                                   EXHIBIT 10.16


                    LICENSE AGREEMENT - SOFTWARE DEVELOPERS

               THIS AGREEMENT, dated August 17, 1998, is between MILLIMAN & ROBERTSON, INC. ("M&R") and LANDACORP. ("Licensee").

                                    RECITALS

        M&R and Licensee acknowledge the following:

A. M&R has developed the Healthcare Management Guidelines, Volumes 1, 2, 3, 4, 5, 6, and 7 (the "Guidelines") for use by qualified medical personnel in managing healthcare delivery and workers compensation systems. M&R holds the copyright of these Guidelines.

B. Licensee is developing software systems (the "Software") designed to utilize or display the data contained in the Guidelines.

C. M&R is willing to grant Licensee the right to utilize the Guidelines and make copies of the computer-readable copy of the Guidelines as part of the Software subject to the terms and conditions set forth below.

                                   AGREEMENTS

               In consideration of the Recitals and the promises and agreements set forth below, M&R and Licensee agree as follows:

1. Grant of License. M&R grants Licensee a non-exclusive, nontransferable license to use the Guidelines during the term of the Agreement, including use with Licensee's Software.

        a. Licensee may make such copies of the Guidelines as are necessary for Licensee to develop the Software.

        b. M&R further grants Licensee the non-exclusive, nontransferable right to make copies in computer-readable form of the Guidelines and to transfer such copies of the Guidelines to customers who are healthcare or workers compensation management organizations in the United States ("the Customers"), provided that Licensee has verified with M&R that such customers have entered into a current Customer License agreement and have paid the required license fee. The delivery of any copy of the Guidelines shall not exceed the scope of the license granted to the Customer in a Customer License Agreement. M&R shall have the sole and absolute discretion to determine to whom it will grant a Customer License Agreement.

        c. Licensee may only use the Guidelines in connection with the development, sale and licensing of the Software. Use by Licensee of the Guidelines for the purposes of managed care services or health care delivery is prohibited without a separate licensee agreement for the Guidelines permitting such use.

        d. This license agreement shall extend to such updates of the Guidelines as M&R may create from time to time. M&R shall deliver such updates to Licensee within a reasonable time after the release of the Update. Licensee agrees that it will install the version of the Guidelines for which the client has a valid license.

License Agreement - Software Developers
Page 2


2. Unauthorized copying forbidden. Except as authorized in this agreement, unauthorized copying or disclosure is strictly forbidden. Licensee may only use the Guidelines at the installation site of Licensee and the Guidelines cannot be used in any public computer system or computer based bulletin board system or be otherwise made available or distributed to third parties. Any back-up or archival copies shall include all notices required herein and no such notice shall be deleted upon copying.

3. License Fee. No license fee shall be required under this agreement so long as Licensee complies with its obligations hereunder.

4. Right to Review. M&R shall have the right to review and approve the manner in which the Guidelines are utilized in the Software. M&R's approval will not be unreasonably withheld. M&R shall also have the right to review and approve any subsequent versions of the Software in which there is any material change in the manner in which the Guidelines are utilized.

5. Title to Guidelines and Related Matters. Title to the Guidelines shall remain with M&R. Licensee shall not remove, alter, cover or obfuscate any copyright notices or other proprietary rights notices placed or embedded by M&R on or in the Guidelines. Licensee shall have no right to use any trademark, service mark, logo or tradename of M&R without M&R's prior express written consent. Licensee shall make no representation that M&R has approved, sanctioned, recommended or otherwise endorsed the Software.

6. Ownership of Software. Licensee shall retain exclusive ownership rights and interests in the Software and M&R shall acquire no rights in the Software by virtue of this agreement.

7. Confidentiality. Licensee acknowledges that the Guidelines have been developed at great expense to M&R. Licensee agrees to take all commercially reasonable precautions to prevent any unauthorized copying or use of the Guidelines. To protect M&R's interest in maintaining the copyright of the Guidelines, Licensee agrees that it will not permit any copies of the Guidelines to be made unless the prior written consent of M&R is obtained or except as authorized in this License Agreement. Licensee agrees not to market this material in such a way as to impede M&R's proprietary interests in the material.

8. Limited Warranty. In the event of any defect in the magnetic medium containing the Guidelines, M&R will replace the defective diskette(s) upon request, which shall be the sole obligation of M&R and the exclusive remedy of Licensee. M&R DISCLAIMS ALL OTHER EXPRESS AND ALL IMPLIED WARRANTIES INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OF LICENSEE.

9. Limited Warranty and Remedies re American Medical Association CPT Codes. The Guidelines contain files of CPT codes that are copyrighted by the American Medical Association (the "CPT file"). Licensee acknowledges that the CPT files are provided "as is" and that the AMA makes no warranty of any kind, either express or implied, including, but not limited to, the implied warranties of merchantability and fitness for a particular purpose. The AMA bears no responsibility for problems as to the quality or performance of the CPT files. The AMA has no responsibility for any servicing, repair or correction if the CPT files prove to be defective.

License Agreement - Software Developers
Page 3


        The American Medical Association disclaims responsibility for any consequences attributable to or related to any uses, non-use or interpretation of information contained in or not contained in the CPT file. The AMA shall not be deemed to be engaged in the practice of medicine or dispensing medical services.

        Licensee acknowledges that in no event will AMA be liable to Licensee for any damages, including any lost profits, lost savings or other incidental or consequential damages arising out of possibility of such damages, or for any claim by any other party.

        AMA does not warrant that the data contained in the CPT file will meet Licensee's requirements or that the operation of the CPT file will be uninterrupted or without error. Licensee acknowledges that the CPT files have not been developed according to Licensee's specification or otherwise custom-made.

10. Government Data Rights Notice if Government Personnel Have Access. The Software and documentation is provided with restricted rights. The Use, Duplication, or Disclosure by the Government is subject to restrictions as set forth in subdivision (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 252.277-7013 or restricted rights clauses at 48 CFR 52.227-19 or 52.227-14, as applicable. Any applicable notices to preserve restricted rights are incorporated herein by reference. Contractor/Manufacturer is Milliman & Robertson, Inc. 1301 Fifth Avenue, Suite 3800, Seattle, Washington 98101-2605.

12. Indemnification and Hold Harmless. Licensee agrees to indemnify and hold harmless M&R, its officers, employees and agents, from and against all loss, damages, liability and expense incurred by reason of any claims, actions, suits or governmental investigations or proceedings, brought against or involving them or any of them (excluding claims or suits brought by Licensee), which relate to or arise out of (1) changes or modifications to the Guidelines made by Licensee,
(2) representations or warranties made by Licensee which exceed that made in paragraph 8 above, (3) failure by Licensee to accurately copy or reproduce the Guidelines for any Customer, or (4) any breach of this agreement by Licensee.

13. Term of License Termination. The license to use the Guidelines granted herein shall be perpetual, unless terminated pursuant to the provisions in this paragraph.

        a. M&R may terminate this license to use the Guidelines for any reason upon 60 days written notice to Licensee.

        b. Licensee may terminate this license agreement at any time upon written notice to M&R and certification that Licensee has deleted or erased all copies of the Guidelines in its possession, custody or control.

        c. If Licensee breaches this agreement, and such breach remains uncured for ten days after notice, the Agreement will terminate.

14. Post Termination. Upon termination of the license, Licensee shall immediately return all copies of the Guidelines in its possession to M&R.

15. Liability Upon Termination. Neither party shall be liable to the other party for damages, losses, costs or expenses of any kind or character whatsoever on account of the termination of this Agreement, whether such damages, losses, costs or expenses arise out of the distribution of the Guidelines or from the loss of prospective sales or expenses incurred or investments made in connection with the establishment, development or maintenance of Licensee's business.

License Agreement - Software Developers
Page 4



16. No Transfer. Licensee agrees that it will not transfer the Guidelines or assign its rights under this Agreement without the prior written consent of M&R, which consent shall not be unreasonably withheld.

17. Injunctive Relief. The parties acknowledge and agree that damages would be an inadequate remedy for M&R resulting from a breach by Licensee of its obligations thereunder and that M&R shall be entitled to injunctive relief in the event of such a breach, in addition to any other remedy at law or in equity which may otherwise be available to M&R.

18. No Waiver. No waiver by one party of any breach by the other party shall be valid unless in writing and no such waiver shall extend to any other breach.

19. Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and shall supersede all prior or contemporaneous written or oral understandings or agreements. This Agreement may be amended only by a written document signed by duly authorized representatives of M&R and Licensee.

20. Governing Law. The interpretation, construction and enforcement of this Agreement shall be governed by the laws of the State of Washington.

21. No Assignment. Licensee may not assign this Agreement without the written consent of M&R which consent will not be unreasonably withheld.


                                        LANDACORP


                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                           -------------------------------------

                                        Title: COO
                                              ----------------------------------

                                        Date: August 24th, 1998
                                             -----------------------------------


                                        MILLIMAN & ROBERTSON, INC.


                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                           -------------------------------------

                                        Title: DIRECTOR
                                              ----------------------------------

                                        Date: 9/1/98
                                             -----------------------------------

                     LICENSE AGREEMENT - SOFTWARE DEVELOPERS

               THIS AGREEMENT, dated August 17, 1998, is between MILLIMAN & ROBERTSON, INC. ("M&R") and LANDACORP. ("Licensee").

                                    RECITALS

        M&R and Licensee acknowledge the following:

A. M&R has developed the Healthcare Management Guidelines, Volumes 1, 2, 3, 4, 5, 6, and 7 (the "Guidelines") for use by qualified medical personnel in managing healthcare delivery and workers compensation systems. M&R holds the copyright of these Guidelines.

B. Licensee is developing software systems (the "Software") designed to utilize or display the data contained in the Guidelines.

C. M&R is willing to grant Licensee the right to utilize the Guidelines and make copies of the computer-readable copy of the Guidelines as part of the Software subject to the terms and conditions set forth below.

                                   AGREEMENTS

               In consideration of the Recitals and the promises and agreements set forth below, M&R and Licensee agree as follows:

1. Grant of License. M&R grants Licensee a non-exclusive, nontransferable license to use the Guidelines during the term of the Agreement, including use with Licensee's Software.

        a. Licensee may make such copies of the Guidelines as are necessary for Licensee to develop the Software.

        b. M&R further grants Licensee the non-exclusive, nontransferable right to make copies in computer-readable form of the Guidelines and to transfer such copies of the Guidelines to customers who are healthcare or workers compensation management organizations in the United States ("the Customers"), provided that Licensee has verified with M&R that such customers have entered into a current Customer License agreement and have paid the required license fee. The delivery of any copy of the Guidelines shall not exceed the scope of the license granted to the Customer in a Customer License Agreement. M&R shall have the sole and absolute discretion to determine to whom it will grant a Customer License Agreement.

        c. Licensee may only use the Guidelines in connection with the development, sale and licensing of the Software. Use by Licensee of the Guidelines for the purposes of managed care services or health care delivery is prohibited without a separate licensee agreement for the Guidelines permitting such use.

        d. This license agreement shall extend to such updates of the Guidelines as M&R may create from time to time. M&R shall deliver such updates to Licensee within a reasonable time after the release of the Update. Licensee agrees that it will install the version of the Guidelines for which the client has a valid license.

License Agreement - Software Developers
Page 2


2. Unauthorized copying forbidden. Except as authorized in this agreement, unauthorized copying or disclosure is strictly forbidden. Licensee may only use the Guidelines at the installation site of Licensee and the Guidelines cannot be used in any public computer system or computer based bulletin board system or be otherwise made available or distributed to third parties. Any back-up or archival copies shall include all notices required herein and no such notice shall be deleted upon copying.

3 License Fee. No license fee shall be required under this agreement so long as Licensee complies with its obligations hereunder.

4. Right to Review. M&R shall have the right to review and approve the manner in which the Guidelines are utilized in the Software. M&R's approval will not be unreasonably withheld. M&R shall also have the night to review and approve any subsequent versions of the Software in which there is any material change in the manner in which the Guidelines are utilized.

5. Title to Guidelines and Related Matters. Title to the Guidelines shall remain with M&R. Licensee shall not remove, alter, cover or obfuscate any copyright notices or other proprietary rights notices placed or embedded by M&R on or in the Guidelines. Licensee shall have no right to use any trademark, service mark, logo or tradename of M&R without M&R's prior express written consent. Licensee shall make no representation that M&R has approved, sanctioned, recommended or otherwise endorsed the Software.

6. Ownership of Software. Licensee shall retain exclusive ownership rights and interests in the Software and M&R shall acquire no rights in the Software by virtue of this agreement.

7. Confidentiality. Licensee acknowledges that the Guidelines have been developed at great expense to M&R. Licensee agrees to take all commercially reasonable precautions to prevent any unauthorized copying or use of the Guidelines. To protect M&R's interest in maintaining the copyright of the Guidelines, Licensee agrees that it will not permit any copies of the Guidelines to be made unless the prior written consent of M&R is obtained or except as authorized in this License Agreement. Licensee agrees not to market this material in such a way as to impede M&R's proprietary interests in the material.

8. Limited Warranty. In the event of any defect in the magnetic medium containing the Guidelines, M&R will replace the defective diskette(s) upon request, which shall be the sole obligation of M&R and the exclusive remedy of Licensee. M&R DISCLAIMS ALL OTHER EXPRESS AND ALL IMPLIED WARRANTIES INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OF LICENSEE.

9. Limited Warranty and Remedies re American Medical Association CPT Codes. The Guidelines contain files of CPT codes that are copyrighted by the American Medical Association (the "CPT FILE"). Licensee acknowledges that the CPT files are provided "as is" and that the AMA makes no warranty of any kind, either express or implied, including, but not limited to, the implied warranties of merchantability and fitness for a particular purpose. The AMA bears no responsibility for problems as to the quality or performance of the CPT files. The AMA has no responsibility for any servicing, repair or correction if the CPT files prove to be defective.

License Agreement - Software Developers
Page 3


        The American Medical Association disclaims responsibility for any consequences attributable to or related to any uses, non-use or interpretation of information contained in or not contained in the CPT file. The AMA shall not be deemed to be engaged in the practice of medicine or dispensing medical services.

        Licensee acknowledges that in no event will AMA be liable to Licensee for any damages, including any lost profits, lost savings or other incidental or consequential damages arising out of possibility of such damages, or for any claim by any other party.

        AMA does not warrant that the data contained in the CPT file will meet Licensee's requirements or that the operation of the CPT file will be uninterrupted or without error. Licensee acknowledges that the CPT files have not been developed according to Licensee's specification or otherwise custom-made.

10. Government Data Rights Notice if Government Personnel Have Access. The Software and documentation is provided with restricted rights. The Use, Duplication, or Disclosure by the Government is subject to restrictions as set forth in subdivision (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 252.277-7013 or restricted rights clauses at 48 CFR 52.227-19 or 52.227-14, as applicable. Any applicable notices to preserve restricted rights are incorporated herein by reference. Contractor/Manufacturer is Milliman & Robertson, Inc. 1301 Fifth Avenue, Suite 3800, Seattle, Washington 98101-2605.

12. Indemnification and Hold Harmless. Licensee agrees to indemnify and hold harmless M&R, its officers, employees and agents, from and against all loss, damages, liability and expense incurred by reason of any claims, actions, suits or governmental investigations or proceedings, brought against or involving them or any of them (excluding claims or suits brought by Licensee), which relate to or arise out of (1) changes or modifications to the Guidelines made by Licensee,
(2) representations or warranties made by Licensee which exceed that made in paragraph 8 above, (3) failure by Licensee to accurately copy or reproduce the Guidelines for any Customer, or (4) any breach of this agreement by Licensee.

13. Term of License Termination. The license to use the Guidelines granted herein shall be perpetual, unless terminated pursuant to the provisions in this paragraph.

        a. M&R may terminate this license to use the Guidelines for any reason upon 60 days written notice to Licensee.

        b. Licensee may terminate this license agreement at any time upon written notice to M&R and certification that Licensee has deleted or erased all copies of the Guidelines in its possession, custody or control.

        c. If Licensee breaches this agreement, and such breach remains uncured for ten days after notice, the Agreement will terminate.

14. Post Termination. Upon termination of the license, Licensee shall immediately return all copies of the Guidelines in its possession to M&R.

15. Liability Upon Termination. Neither party shall be liable to the other party for damages, losses, costs or expenses of any kind or character whatsoever on account of the termination of this Agreement, whether such damages, losses, costs or expenses arise out of the distribution of the Guidelines or from the loss of prospective sales or expenses incurred or investments made in connection with the establishment, development or maintenance of Licensee's business.

License Agreement - Software Developers
Page 4



16. No Transfer. Licensee agrees that it will not transfer the Guidelines or assign its rights under this Agreement without the prior written consent of M&R, which consent shall not be unreasonably withheld.

17. Injunctive Relief. The parties acknowledge and agree that damages would be an inadequate remedy for M&R resulting from a breach by Licensee of its obligations thereunder and that M&R shall be entitled to injunctive relief in the event of such a breach, in addition to any other remedy at law or in equity which may otherwise be available to M&R.

18. No Waiver. No waiver by one party of any breach by the other party shall be valid unless in writing and no such waiver shall extend to any other breach.

19. Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and shall supersede all prior or contemporaneous written or oral understandings or agreements. This Agreement may be amended only by a written document signed by duly authorized representatives of M&R and Licensee.

20. Governing Law. The interpretation, construction and enforcement of this Agreement shall be governed by the laws of the State of Washington.

21. No Assignment. Licensee may not assign this Agreement without the written consent of M&R which consent will not be unreasonably withheld.


                                        LANDACORP


                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                           -------------------------------------

                                        Title: COO
                                              ----------------------------------

                                        Date: August 24th, 1998
                                             -----------------------------------


                                        MILLIMAN & ROBERTSON, INC.


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------

                    [MILLIMAN & ROBERTSON, INC. LETTERHEAD]


[HMG LOGO]

HMG PRICE LIST


Licensing

Each volume licensed includes a hardcover book, knowledgebase data file, and if licensed, HMG or HSIM OnLine diskette(s). The following fee schedule is per volume and applies to the initial license. The annual renewal fee is equal to 40% of M&R's then-current license fee and is due on the anniversary date of the license.

The knowledgebase file is designed to embed into your healthcare management system. The data within these knowledgebase files are structured to allow convenience access to the Guidelines. We also have a list of software vendors who have developed applications that incorporate the Guidelines. This list is available upon request. THE KNOWLEDGEBASE FILES DO NOT ALLOW VIEWING OR PRINTING OF THE GUIDELINES FROM THE DISKETTE.

For those customers who do not want to create a custom application for viewing selected guidelines, we recommend purchasing the network version of HMG or HSIM OnLine. The HMG or HSIM OnLine network installation program supports installation of components on a server, on a local or network Windows client, and on stand-alone systems.


-----------------------------------------------------
ALL PRICES ARE SUBJECT TO CHANGE WITHOUT PRIOR NOTICE
-----------------------------------------------------


Multiple Book
Order Discounts

  NUMBER OF
COPIES/VOLUME                   DISCOUNT/VOLUME
-------------                   ---------------
Less than 5                            0%
  5 -  24                              5%
 25 -  49                             10%
 50 -  99                             15%
100 - 199                             20%


HMG/HSIM Base Price List

                                                                              NETWORK
                                                                 STANDARD       HMG
                              PRODUCT                            FORMAT**     ONLINE***   INTERNET
--------------------------------------------------------------   --------     ---------   --------
Vol. 1: Inpatient and Surgical Care                               $  500      $  750       $  450
Vol. 2: Return-to-Work Planning                                      400         600          360
Vol. 3: Ambulatory Surgery Guidelines                                400         600          360
Vol. 4: Case Management; Home Care                                   500         750          450
Vol. 5: Ambulatory, Primary, and Pharmaceutical Care                 500         750          450
Vol. 6: Case Management; Recovery Facility Care                      500         750          450
Vol. 7: Workers Compensation                                         400         600          360
Continuum of Care Package: V. 1, 4 & 6                             1,250       1,875        1,125
Primary and Continuum of Care Package: V. 1, 4, 5 & 6              1,660       2,480        1,494
HSIM - Pediatrics+                                                 1,850       2,775        1,665
HSIM - Dental+                                                       250         375          225
Healthcare Companion+                                                 70         105           63

---------------
**  Standard Format applies to books or the knowledgebase file.
*** HMC OnLine applies to licensing arrangements only.
+   Available 3rd Quarter 1998.


     ----------------------------------------------------------------------
                         CALCULATING HGM/HSIM LICENSES:
      Multiply the price of the desired product in the Base Price List by the appropriate licensing factor from the Licensing Factors table.
                        Repeat for each product ordered.
     ----------------------------------------------------------------------


Licensing Factors

                                                              NUMBER OF
                       NUMBER OF                             NEW CLAIMS/        NUMBER OF
    MEMBERS             STAFFED           NUMBER OF             MONTH              CASE            PRICING
  (IN 1000s)*             BEDS            CLINICIANS         (IN 1000s)          MANAGERS          FACTOR
---------------     ----------------    --------------     --------------     --------------    ------------
   Less than 50       Less than 75       Less than 75        Less than 5        Less than 5           20
     50 -    99         75 -   149         75 - 124            5 -   9            5 -   9             25
    100 -   149        150 -   199        125 - 159           10 -  14           10 -  14             35
    150 -   199        200 -   299        160 - 199           15 -  19           15 -  19             40
    200 -   299        300 -   399        200 - 239           20 -  29           20 -  29             50
    300 -   399        400 -   549        240 - 269           30 -  39           30 -  39             62
    400 -   499        550 -   699        270 - 299           40 -  49           40 -  49             75
    500 -   749        700 -   999        300 - 374           50 -  74           50 -  74             90
    750 -   999      1,000 - 1,249        375 - 449           75 -  99           75 -  99            110
  1,000 - 1,249      1,250 - 1,749        450 - 524          100 - 124          100 - 124            130
  1,250 - 1,499      1,750 - 1,999        525 - 599          125 - 149          125 - 149            150
  1,500 - 1,749      2,000 - 2,249        600 - 674          150 - 174          150 - 174            185
  1,750 - 1,999      2,250 - 2,749        675 - 749          175 - 199          175 - 199            180
  2,000 +            2,750 +              750 +              200 +              200 +          180 + excess
                                                                                                  factor
---------------     ----------------    --------------     --------------     --------------    ------------
  40/million          .04/bed in        .333/clinician        40/1000          40/individual
  members in           excess of           in excess       monthly claims      case managers
  excess of            2,750 beds           of 750            in excess          in excess
  2 million                                                    of 200             of 200

                    [MILLIMAN & ROBERTSON, INC. LETTERHEAD]


[HMG LOGO] HMG PRICE LIST


Licensing

Each volume licensed includes a hardcover book, knowledgebase data file, and if licensed, HMG or HSIM OnLine diskette(s). The following fee schedule is per volume and applies to the initial license. The annual renewal fee is equal to 40% of M&R's then-current license fee and is due on the anniversary date of the license.

The knowledgebase file is designed to embed into your healthcare management system. The data within these knowledgebase files are structured to allow convenient access to the Guidelines. We also have a list of software vendors who have developed applications that incorporate the Guidelines. This list is available upon request. THE KNOWLEDGEBASE FILES DO NOT ALLOW VIEWING OR PRINTING OF THE GUIDELINES FROM THE DISKETTE.

For those customers who do not want to create a custom application for viewing selected guidelines, we recommend purchasing the network version of HMG or HSIM OnLine. The HMG or HSIM OnLine network installation program supports installation of components on a server, on a local or network Windows client, and on stand-alone systems.

             ALL PRICES ARE SUBJECT TO CHANGE WITHOUT PRIOR NOTICE

                         Multiple Book Order Discounts

  NUMBER OF
COPIES/VOLUME     DISCOUNT/VOLUME
-------------     ---------------
      <5                0%
  5 - 24                5%
 25 - 49               10%
 50 - 99               15%
100 - 199              20%


                            HMG/HSIM Base Price List

                                                                         NETWORK
                                                       STANDARD            HMG
         PRODUCT                                       FORMAT**          ONLINE***         INTERNET
         -------                                       --------          ---------         --------
Vol. 1: Inpatient and Surgical Care                     $  500            $  750             $  450
Vol. 2: Return-to-Work Planning                            400               600                360
Vol. 3: Ambulatory Surgery Guidelines                      400               600                360
Vol. 4: Case Management Home Care                          500               750                450
Vol. 5: Ambulatory, Primary, and Pharmaceutical Care       500               750                450
Vol. 6: Case Management Recovery Facility Care             500               750                450
Vol. 7: Workers Compensation                               400               600                360
Continuum of Care Package: V. 1, 4 & 6                   1,250             1,675              1,125
Primary and Continuum of Care Package: V. 1, 4, 5 & 6    1,660             2,490              1,494
HSIM - Pediatrics(dagger sign)                           1,850             2,775              1,665
HSIM - Dental(dagger sign)                                 250               375                225
Healthcare Companion(dagger sign)                           70               105                 63

** Standard Format applies to books or the knowledgebase file.
***HMG OnLine applies to licensing arrangements only.
(dagger sign) Available 3rd Quarter 1998.

                         CALCULATING HMG/HSIM LICENSES:
      Multiply the price of the desired product in the Base Price List by the appropriate licensing factor from the Licensing Factors table.
                        Repeat for each product ordered.


Licensing Factors

                                                       NUMBER OF
                   NUMBER OF                          NEW CLAIMS/       NUMBER OF
   MEMBERS          STAFFED         NUMBER OF           MONTH             CASE              PRICING
(IN 1,000S)*         BEDS           CLINICIANS        (IN 1,000S)        MANAGERS           FACTOR
------------      -----------       ----------        -----------       ---------         ----------
        <50               <75             <75                <5               <5              20
      50-99            75-149          75-124               5-9              5-9              25
    100-149           150-199         125-159             10-14            10-14              35
    150-199           200-299         160-199             15-19            15-19              40
    200-299           300-399         200-239             20-29            20-29              50
    300-399           400-549         240-269             30-39            30-39              62
    400-499           550-699         270-299             40-49            40-49              75
    500-749           700-999         300-374             50-74            50-74              90
    750-999       1,000-1,249         375-449             75-99            75-99             110
1,000-1,249       1,250-1,749         450-524           100-124          100-124             130
1,250-1,499       1,750-1,999         525-599           125-149          125-149             150
1,500-1,749       2,000-2,249         600-674           150-174          150-174             165
1,750-1,999       2,250-2,749         675-749           175-199          175-199             180
     2,000+            2,750+            750+              200+             200+         180+ excess
                                                                                          factor
40/million        .04/bed in        .333/clin-         40/1000          40/indivi-
members in         excess of        ician in           monthly          case managers
excess of         2,750 beds        excess of          claims in        in excess
2 million                           750                excess of        of 200
                                                       200

                    [MILLIMAN & ROBERTSON, INC. LETTERHEAD]

April 2, 1998

Dear Clients and Friends:

                       HMG PRICING AND LICENSING CHANGES

Enclosed is our new price list, effective May 1, 1998, for the Healthcare Management Guidelines(TM) (HMGs). Our number one objective, like yours, is to provide a quality product to clients at a reasonable price.

The extensive investment M&R makes to maintain a high quality product combined with our effort to annually update the Guidelines creates a need to increase prices. Therefore, the licensing price schedule and the price for individual volumes for many of our publications will increase. Some clients, however, will actually see a net decrease in cost depending on which volumes are purchased or licensed.

The HMGs are a good value as measured by our clients' ability to reduce the cost of healthcare. Many clients have seen a return on their HMG and related infrastructure investment of more than 5 to 10 times the amount invested. Here is an example that helps illustrate the potential savings when appropriately implementing the Guidelines:

     The first year license price for a 100,000 member HMO using Volumes 1, 4, and 6 is $43,750. The net financial impact of reducing the length of stay for a patient for one day is about $1,000. A reduction of 25-bed days/1000 for the plan over one year would save $2.5 million or about 60 times the cost of the initial license. Most of our clients save far more than 25-bed days/1000 in their first year and enjoy these savings over many years. Even considering the additional infrastructure sometimes required to implement the Guidelines, such as additional case managers, the value is far greater than its cost.

Highlights of the new HMG pricing:

BOOKS

- We've introduced variable pricing per publication. For example, the content and extent of Volume 1 is different from that in Volume 3, so the volumes are priced to reflect this.

- We now have the capability to provide Internet-based access to the HMGs. Internet subscriptions are discounted 10% from hardcover book prices.

- The best healthcare management strategy is to maximize one's health status throughout the healthcare continuum. We are committed to this concept and want to encourage use of those volumes that represent the core of this concept. We now have a package price for purchasing a set containing

HMG Pricing
April 2, 1998
Page 2

     Volumes 1, 4, 5, and 6. Previously, we offered savings for purchasing the Continuum of Care Package (Volumes 1, 4, and 6). Now you can save even more by purchasing the Primary and Continuum of Care Package which includes Volumes 1, 4, 6, and Volume 5, Ambulatory, Primary, and Pharmaceutical Care. The Volume 5 diskette will, for the time being, not be integrated with Volumes 1, 4, and 6 until technical issues are resolved. Nevertheless, the package offers a 17% discount to purchase all four volumes.

LICENSES

- We have moved to a 12-month, annual subscription for licenses, thereby eliminating the need to relicense when a new edition is released. When new editions are released during the 12-month license you will automatically receive the new edition at no additional license fee. In some cases this could mean you would receive more than one edition during the 12-month period. Licenses that are not renewed within 30-days of the renewal date will expire and you must cease use of the HMG/HSIM products.

- The renewal fee remains at 40% of the current standard license fee. Since NCQA requires current Guideline use, the annual renewal helps you meet those requirements.

- We have eliminated the cumbersome, staggered renewal dates on each product licensed. You will now have one simple-to-implement renewal date for all licensed HMG/HSIM products. For example:

          You have licensed Volume 1 with an expiration date of 8/31/98 and also licensed Volume 5 containing an expiration date of 11/30/98. Sixty days prior to 8/31/98 we will send you an invoice for 40% of the standard licensing fee for Volume 1 plus a prorated amount (in this case 9/12ths) of the 40% renewal fee for Volume 5. The new renewal date for both Volumes 1 and 5 becomes 9/1/99.

- We are introducing a new service: complimentary technical consulting. In addition to the 10% training credit currently included with your license, you will receive the equivalent of 5% of your license fee each contract year for telephone- or email-based technical consulting regarding our software documentation. This consulting is designed to help you integrate the Guidelines into your healthcare management system and is provided exclusively by the HMG/HSIM Information Technology group.

If you have any questions about our new pricing or licensing process, please call our Client Services Department toll-free at 888/HMG-HSIM (888-464-4746). We appreciate your support of the Healthcare Management Guidelines and welcome your suggestions on making the publications even more valuable to you.

Sincerely,

THE HMG/HSIM DEPARTMENT

Enclosure

                    [MILLIMAN & ROBERTSON, INC. LETTERHEAD]

November 11, 1997

Ms. Joni Hill
Contract Administration
LANDACORP
1072 Marauder, Suite A
Chico, California 95973

Dear Joni:

Enclosed is your copy of the signed license agreement for the Healthcare Management Guidelines(TM), Volumes 1, 3, 4, and 6.

I look forward to doing more business with you in the future.

Sincerely,

/s/ KATHY M. FARR
Kathy M. Farr
HMG Assistant

Enclosure

        LICENSE TO USE ELECTRONIC VERSION OF MILLIMAN & ROBERTSON, INC.
                      HEALTHCARE MANAGEMENT GUIDELINES(TM)

1. Milliman & Robertson, Inc. (M&R) grants the Licensee named in the accompanying invoice a license to use the electronic version of the Healthcare Management Guidelines(TM), (Volume 3, 8/97) for the number of computers, users, or members set forth in such invoice.

2. Licensee is advised that the electronic version of the Guidelines, just like the paper version, is protected by U.S. and international copyright law and contains copyrighted material of third parties provided under license. Unauthorized copying or disclosure is strictly forbidden. Licensee may only use the Guidelines at the installation site of Licensee and the Guidelines cannot be used in any public computer system or computer based bulletin board system or be otherwise made available or distributed to third parties. Installation site shall be all the Licensees' locations where the Guidelines will be used. Any back-up or archival copies shall include all notices required herein and no such notice shall be deleted upon copying.

3. In the event of any defect in the magnetic medium of the diskette containing the Guidelines, M&R will replace the defective diskette upon request. The foregoing shall be the sole obligation of M&R and the exclusive remedy of Licensee for any breach. M&R DISCLAIMS ALL OTHER EXPRESS AND ALL IMPLIED WARRANTIES INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OF LICENSEE.

4. Limited Warranty and Remedies re American Medical Association CPT Codes. The Guidelines contain files of CPT codes which are copyrighted by the American Medical Association (the "CPT file"). Licensee acknowledges that the CPT file is provided "as is" and that the AMA makes no warranty of any kind, either express or implied, including, but not limited to, the implied warranties of merchantability and fitness for a particular purpose. The AMA bears no responsibility for problems as to the quality or performance of the CPT file. The AMA has no responsibility for any servicing, repair or correction if the CPT file proves to be defective. The American Medical Association disclaims responsibility for any consequences attributable to or related to any uses, non-use or interpretation of information contained in or not contained in the CPT file. The AMA shall not be deemed to be engaged in the practice of medicine or dispensing medical services.

     Licensee acknowledges that in no event will AMA be liable to Licensee for any damages, including any lost profits, lost savings or the incidental or consequential damages arising out of possibility of such damages, or for any claim by any other party.

     AMA does not warrant that the data contained in the CPT file will meet Licensee's requirements or that the operation of the CPT file will be uninterrupted or without error. Licensee acknowledges that the CPT file has not been developed according to Licensee's specification or otherwise custom-made.

5. U.S. Government Rights. This product includes CPT which is commercial technical data and/or computer data bases and/or commercial computer software and/or commercial computer software documentation, as applicable which were developed exclusively at private expense by the American Medical Association, 515 N. State Street, Chicago Illinois, 60610. U.S. Government rights to use, modify, reproduce, release, perform, display, or disclose these technical data and/or computer data bases and/or computer software and/or computer software documentation are subject to the limited rights restrictions of DFARS 252.227-7015(b)(2) (June

License to Use Electronic Version of
Milliman & Robertson, Inc. Healthcare Management Guidelines(TM)
Page 2


     1995) and/or subject to the restrictions of DFARS 227.7202-1(a) (June 1995) and DFARS 227.7202-3(a) (June 1995), as applicable for U.S. Department of Defense procurements and the limited rights restrictions of FAR 52.227-14 (June 1987) and/or subject to the restricted rights provisions of FAR 52.227-14 (June 1987) and FAR 52.227-19 (June 1987), as applicable, and any applicable agency FAR Supplements, for non-Department of Defense Federal procurements.

6. If License breaches this agreement, and such breach remains uncured for thirty days after notice, the Agreement will terminate and Licensee must return or destroy all copies of the Guidelines.

     MILLIMAN & ROBERTSON, INC.              LANDACORP

     By:  /s/ DAVID AXENE                    By:  /s/ STEVE KAY
         ---------------------------             ---------------------------

     Date: 11/6//97                          Date: October 31, 1997
           -------------------------               -------------------------

                ADDENDUM TO LICENSE TO USE ELECTRONIC VERSION OF
        MILLIMAN & ROBERTSON, INC. HEALTHCARE MANAGEMENT GUIDELINES(TM)

     1. Expanded License. Notwithstanding the provisions of the License to the contrary, LANDACORP shall have the right to reproduce and distribute the electronic version of the Healthcare Management Guidelines ("Product") to its customers ("End Users"), provided that LANDACORP previously has been informed by Milliman & Robertson, Inc. ("M&R") that such End User has entered into a standard Product license with M&R. M&R shall have sole discretion to determine to whom it will license its Healthcare Management Guidelines and LANDACORP shall have no right to require that any particular customer receive a license from M&R. Additionally, LANDACORP may develop and distribute tools to End Users to provide for more efficient use of the Product.

     2. Ownership of Work Product. M&R has exclusive ownership rights and copyright interest in the Product or has sufficient licensee right to license it to LANDACORP and End Users. LANDACORP has exclusive ownership rights and copyright interests in any software tools developed by or for LANDACORP for the purpose stated in Paragraph 1 above. Each party will indemnify the other against any liability or expense arising from claims by End Users or other third parties pertaining to these representations.

     3. Representations by LANDACORP. LANDACORP shall make no warranties or representations with respect to the Healthcare Management Guidelines and shall not represent that M&R has approved or endorsed the Product in any way. LANDACORP shall not use the trademarks or service marks of M&R except in a manner which has been authorized by M&R.

     4. Term and Termination. The License shall continue until terminated by mutual agreement or by a party after the other party does not correct a material breach of the License within thirty (30) days after receiving written notice from the party of the breach.

     5. Assignment. The License may not be assigned without M&R's consent, which consent shall not be unreasonably withheld.

     6. Extent of Addendum. Except as modified herein, the terms and conditions of the License are unaffected by this Amendment. Any further modifications must be in writing and signed by authorized representatives of M&R and LANDACORP.


MILLIMAN & ROBERTSON, INC.              LANDACORP

By: /s/ DAVID AXENE                     By: /s/ STEVE KAY
    ---------------------------         ---------------------------

        David Axene                             Steve Kay
    ---------------------------         ---------------------------
          (Printed Name)                      (Printed Name)

Title: Principal                        Title: COO
       ------------------------                --------------------

Date: 11/6/97                           Date: October 31, 1997
      -------------------------               ---------------------

        LICENSE TO USE ELECTRONIC VERSION OF MILLIMAN & ROBERTSON, INC.
                      HEALTHCARE MANAGEMENT GUIDELINES(TM)


1. Milliman & Robertson, Inc. (M&R) grants the Licensee named in the accompanying invoice a license to use the electronic version of the Healthcare Management Guidelines(TM), (VOLUME 1, 11/96; AND VOLUME 6, 11/96; VOLUME 4, 12/96 AND VOLUME 6, 11/96) for the number of computers, users, or members set forth in such invoice.

2. Licensee is advised that the electronic version of the Guidelines, just like the paper version, is protected by U.S. and international copyright law and contains copyrighted material of third parties provided under license. Unauthorized copying or disclosure is strictly forbidden. Licensee may only use the Guidelines at the installation site of Licensee and the Guidelines cannot be used in any public computer system or computer based bulletin board system or be otherwise made available or distributed to third parties. Installation site shall be all the Licensees' locations where the Guidelines will be used. Any back-up or archival copies shall include all notices required herein and no such notice shall be deleted, upon copying.

3. In the event of any defect in the magnetic medium of the diskette containing the Guidelines, M&R will replace the defective diskette upon request. The foregoing shall be the sole obligation of M&R and the exclusive remedy of Licensee for any breach. M&R DISCLAIMS ALL OTHER EXPRESS AND ALL IMPLIED WARRANTIES INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OF LICENSEE.

4. Limited Warranty and Remedies re American Medical Association CPT codes. The Guidelines contain files of CPT codes which are copyrighted by the American Medical Association (the "CPT file"). Licensee acknowledges that the CPT file is provided "as is" and that the AMA makes no warranty of any kind, either express or implied, including, but not limited to, the implied warranties of merchantability and fitness for a particular purpose. The AMA bears no responsibility for problems as to the quality or performance of the CPT file. The AMA has no responsibility for any servicing, repair or correction if the CPT file proves to be defective. The American Medical Association disclaims responsibility for any consequences attributable to or related to any uses, non-use or interpretation of information contained in or not contained in the CPT file. The AMA shall not be deemed to be engaged in the practice of medicine or dispensing medical services.

     Licensee acknowledges that in no event will AMA be liable to Licensee for any damages, including any lost profits, lost savings or the incidental or consequential damages arising out of possibility of such damages, or for any claim by any other party.

     AMA does not warrant that the data contained in the CPT file will meet Licensee's requirements or that the operation of the CPT file will be uninterrupted or without error. Licensee acknowledges that the CPT file has not been developed according to Licensee's specification or otherwise custom-made.

5. U.S. Government Rights. This product includes CPT which is commercial technical data and/or computer data bases and/or commercial computer software and/or commercial computer software documentation, as applicable which were developed exclusively at private expense by the American Medical Association, 515 N. State Street, Chicago, Illinois, 60610. U.S. Government rights to use, modify, reproduce, release, perform, display, or disclose these technical data and/or computer data bases and/or computer software and/or computer software

License to Use Electronic version of
Milliman & Robertson, Inc. Healthcare Management Guidelines[TM]
Page 2

     documentation are subject to the limited rights restrictions of DFARS 252.227-7015(b)(2)(June 1995) and/or subject to the restrictions of DFARS 227.7202-1(a)(June 1995) and DFARS 227.7202-3(a)(June 1995), as applicable for U.S. Department of Defense procurements and the limited rights restrictions of FAR 52.227-14 (June 1987) and/or subject to the restricted rights provisions of FAR 52.227-14 (June 1987) and FAR 52.227-19 (June
     1987), as applicable, and any applicable agency FAR Supplements, for non-Department of Defense Federal procurements.

6. If Licensee breaches this agreement, and such breach remains uncured for thirty days after notice, the Agreement will terminate and Licensee must return or destroy all copies of the Guidelines.

7. This agreement shall have a term of one year from the date of execution. The initial term may be extended for additional one-year terms by payment of an additional license fee at M&R's then current fee schedule. This agreement shall also terminate if Licensee fails to comply with the terms of this agreement and fails to cure such default within 15 days of notice from M&R. Upon termination, Licensee shall destroy or return to M&R all copies of the Guidelines and shall have no further right to copy or use the Guidelines in any form.

     MILLIMAN & ROBERTSON, INC.                   LANDACORP

     By: /s/ [Signature Illegible]                By:  [Signature Illegible]
         -----------------------------               ---------------------------

     Date: 10/30/97                               Date: 10/7/97
          ----------------------------                 -------------------------

                ADDENDUM TO LICENSE TO USE ELECTRONIC VERSION OF
        MILLIMAN & ROBERTSON, INC. HEALTHCARE MANAGEMENT GUIDELINES(TM)


      1. Expanded License. Notwithstanding the provisions of the License to the contrary, LANDACORP shall have the right to reproduce and distribute the electronic version of the Healthcare Management Guidelines ("Product") to its customers ("End Users"), provided that LANDACORP previously has been informed by Milliman & Robertson, Inc. ("M&R") that such End User has entered into a standard Product license with M&R. M&R shall have sole discretion to determine to whom it will license its Healthcare Management Guidelines and LANDACORP shall have no right to require that any particular customer receive a license from M&R. Additionally, LANDACORP may develop and distribute tools to End Users to provide for more efficient use of the Product.

      2. Ownership of Work Product. M&R has exclusive ownership rights and copyright interest in the Product or has sufficient licensee right to license it to LANDACORP and End Users. LANDACORP has exclusive ownership rights and copyright interests in any software tools developed by or for LANDACORP for the purpose stated in Paragraph 1 above. Each party will indemnify the other against any liability or expense arising from claims by End Users or other third parties pertaining to these representations.

      3. Representations by LANDACORP. LANDACORP shall make no warranties or representations with respect to the Healthcare Management Guidelines and shall not represent that M&R has approved or endorsed the Product in any way. LANDACORP shall not use the trademarks or service marks of M&R except in a manner which has been authorized by M&R.

      4. Term and Termination. The License shall continue until terminated by mutual agreement or by a party after the other party does not correct a material breach of the License within thirty (30) days after receiving written notice from the party of the breach.

      5. Assignment. The License may not be assigned without M&R's consent, which consent shall not be unreasonably withheld.

      6. Extent of Addendum. Except as modified herein, the terms and conditions of the License are unaffected by this Amendment. Any further modifications must be in writing and signed by authorized representatives of M&R and LANDACORP.


MILLIMAN & ROBERTSON, INC.                   LANDACORP

By:       /s/ DAVID AXENE                    By:         /s/ S. P. KAY
   --------------------------------             --------------------------------

             DAVID AXENE                                    S.P. KAY
   --------------------------------             --------------------------------
           (Printed Name)                                (Printed Name)


Title:       Principal                       Title:         C.O.O.
      -----------------------------                -----------------------------

Date:        10/30/97                        Date:         10/7/97
     ------------------------------               ------------------------------

        LICENSE TO USE ELECTRONIC VERSION OF MILLIMAN & ROBERTSON, INC.
                      HEALTHCARE MANAGEMENT GUIDELINES(TM)

1. Milliman & Robertson, Inc. (M&R) grants the Licensee named in the accompanying invoice a license to use the electronic version of the Healthcare Management Guidelines(TM), (VOLUME 3, 8/97) for the number of computers, users, or members set forth in such invoice.

2. Licensee is advised that the electronic version of the Guidelines, just like the paper version, is protected by U.S. and international copyright law and contains copyrighted material of third parties provided under license. Unauthorized copying or disclosure is strictly forbidden. Licensee may only use the Guidelines at the installation site of Licensee and the Guidelines cannot be used in any public computer system or computer based bulletin board system or be otherwise made available or distributed to third parties. Installation site shall be all the Licensees' locations where the Guidelines will be used. Any back-up or archival copies shall include all invoices required herein and no such notice shall be deleted upon copying.

3. In the event of any defect in the magnetic medium of the diskette containing the Guidelines, M&R will replace the defective diskette upon request. The foregoing shall be the sole obligation of M&R ad the exclusive remedy of Licensee for any breach. M&R DISCLAIMS ALL OTHER EXPRESS, AND ALL IMPLIED WARRANTIES INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OF LICENSEE.

4. Limited Warranty and Remedies re American Medical Association CPT Codes. The Guidelines contain files of CPT codes which are copyrighted by the American Medical Association (the "CPT file"). Licensee acknowledges that the CPT file is provided "as is" and that the AMA makes no warranty of any kind, either express or implied, including, but not limited to, the implied, warranties of merchantability and fitness for a particular purpose. The AMA bears no responsibility for problems as to the quality or performance of the CPT file. The AMA has no responsibility for any servicing, repair or correction if the CPT file proves to be defective.
     The American Medical Association disclaims responsibility for any consequences attributable to or related to any uses, non-use or interpretation of information contained in or not contained in the CPT file. The AMA shall not be deemed to be engaged in the practice of medicine or dispensing medical services.

     Licensee acknowledges that in no event will AMA be liable to Licensee for any damages, including any lost profits, lost savings or the incidental or consequential damages arising out of possibility of such damages, or for any claim by any other party.

     AMA does not warrant that the data contained in the CPT file will meet Licensee's requirements or that the operation of the CPT file will be uninterrupted or without error. Licensee acknowledges that the CPT file has not been developed according to Licensee's specifications or otherwise custom-made.

5. U.S. Government Rights. This product includes CPT which is commercial technical data and/or computer data bases and/or commercial computer software and/or commercial computer software documentation, as applicable which were developed exclusively at private expense by the American Medical Association, 515 N. State Street, Chicago, Illinois, 60610. U.S. Government rights to use, modify, reproduce, release, perform, display, or disclose these technical data and/or computer data bases and/or computer software and/or computer software documentation are subject to the limited rights restrictions of DFARS 252.227-7015(b)(2) (June

License to Use Electronic version of
Milliman & Robertson, Inc. Healthcare Management Guidelines(TM)
Page 2

     1995) and/or subject to the restrictions of DFARS 227-7202-1(a) (June 1995) and DFARS 227.7202-3(a) (June 1995), as applicable for U.S. Department of Defense procurements and the limited rights restrictions of FAR 52.227-14 (June 1987) and/or subject to the restricted rights provisions of FAR 52.227-14 (June 1987) and FAR 52.227-19 (June 1987), as applicable, and any applicable agency FAR Supplements, for non-Department of Defense Federal procurements.

6. If Licensee breaches this agreement, and such breach remains uncured for thirty days after notice, the Agreement will terminate and Licensee must return or destroy all copies of the Guidelines.


     MILLIMAN & ROBERTSON, INC.                 LANDACORP


     By:  /s/ STEVE KAY                         By:  /s/ STEVE KAY
        -------------------------                  -------------------------

     Date:                                      Date:  October 31, 1997
          -----------------------                    -----------------------

                ADDENDUM TO LICENSE TO USE ELECTRONIC VERSION OF
        MILLIMAN & ROBERTSON, INC. HEALTHCARE MANAGEMENT GUIDELINES(TM)


     1. Expanded License. Notwithstanding the provisions of the License to the contrary, LANDACORP shall have the right to reproduce and distribute the electronic version of the Healthcare Management Guidelines ("Product") to its customers ("End Users"), provided that LANDACORP previously has been informed by Milliman & Robertson, Inc. ("M&R") that such End User has entered into a standard Product license with M&R. M&R shall have sole discretion to determine to whom it will license its Healthcare Management Guidelines and LANDACORP shall have no right to require that any particular customer receive a license from M&R. Additionally, LANDACORP may develop and distribute tools to End Users to provide for more efficient use of the Product.

     2. Ownership of Work Product. M&R has exclusive ownership rights and copyright interest in the Product or has sufficient licensee right to license it to LANDACORP and End Users. LANDACORP has exclusive ownership rights and copyright interests in any software tools developed by or for LANDACORP for the purpose stated in Paragraph 1 above. Each party will indemnify the other against any liability or expense arising from claims by End Users or other third parties pertaining to these representations.

     3. Representations by LANDACORP. LANDACORP shall make no warranties or representations with respect to the Healthcare Management Guidelines and shall not represent that M&R has approved or endorsed the Product in any way. LANDACORP shall not use the trademarks or service marks of M&R except in a manner which has been authorized by M&R.

     4. Term and Termination. The License shall continue until terminated by mutual agreement or by a party after the other party does not correct a material breach of the License within thirty (30) days after receiving written notice from the party of the breach.

     5. Assignment. The License may not be assigned without M&R's consent, which consent shall not be unreasonably withheld.

     6. Extent of Addendum. Except as modified herein, the terms and conditions of the License are unaffected by this Amendment. Any further modifications must be in writing and signed by authorized representatives of M&R and LANDACORP.

MILLIMAN & ROBERTSON, INC.                 LANDACORP


By:                                        By:  /s/ STEVE KAY
   -------------------------                  -------------------------

                                                  Steve Kay
    -------------------------                  -------------------------
         (Printed Name)                             (Printed Name)

Title:                                     Title:   COO
      -----------------------                     ----------------------


Date:                                      Date:  October 31, 1997
      -----------------------                    -----------------------

        LICENSE TO USE ELECTRONIC VERSION OF MILLIMAN & ROBERTSON, INC.
                      HEALTHCARE MANAGEMENT GUIDELINES[TM]

1. Milliman & Robertson, Inc. (M&R) grants the Licensee named in the accompanying invoice a license to use the electronic version of the Healthcare Management Guidelines[TM], (VOLUME 1, 11/96; VOLUME 4, 12,96 and VOLUME 6, 11/96) for the number of computers, users or members set forth in such invoice.

2. Licensee is advised that the electronic version of the Guidelines, just like the paper version, is protected by U.S. and international copyright law and contains copyrighted material of third parties provided under license. Unauthorized copying or disclosure is strictly forbidden. Licensee may only use the Guidelines at the installation site of Licensee and the Guidelines cannot be used in any public computer system or computer based bulletin board system or be otherwise made available or distributed to third parties. Installation site shall be all the Licensees' locations where the Guidelines will be used. Any back-up or archival copies shall include all notices required herein and no such notice shall be deleted upon copying.

3.   In the event of any defect in the magnetic medium of the diskette
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
                ADDENDUM TO LICENSE TO USE ELECTRONIC VERSION OF
        MILLIMAN & ROBERTSON, INC. HEALTHCARE MANAGEMENT GUIDELINES(TM)

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MILLIMAN & ROBERTSON, INC.              LANDACORP

By:                                     By: /s/ S. P. KAY
    ---------------------------         ---------------------------

                                                S. P. Kay
    ---------------------------         ---------------------------
          (Printed Name)                      (Printed Name)

Title:                                  Title: C.O.O.
       ------------------------                --------------------

Date:                                   Date: 10/7/97
      -------------------------               ---------------------

License to Use Electronic Version of
Milliman & Robertson, Inc. Healthcare Management Guidelines(TM)
Page 2

   documentation are subject to the limited rights restrictions of DFARS
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   MILLIMAN & ROBERTSON, INC.             LANDACORP

   By: ______________________________     By:    [Signature illegible]
                                                -----------------------------

   Date: ____________________________     Date:     10/7/97
                                                -----------------------------